UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2020

EVOQUA WATER TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38272	46-4132761
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

210 Sixth Avenue Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (724) 772-0044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AQUA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 1, 2020, Evoqua Water Technologies Corp. (the “Company”) issued a press release announcing the launch of a secondary public offering (the “Offering”) of 12 million shares of its common stock by certain institutional shareholders of the Company, including certain affiliates of AEA Investors LP (collectively, the “Selling Shareholders”). Additionally, in connection with the Offering, the Selling Shareholders intend to grant to the underwriter a 30-day option to purchase up to 1.8 million additional shares of common stock.

The Company is not selling any shares in the Offering and will not receive any proceeds from the sale of shares being sold by the Selling Shareholders in the Offering.

A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

In connection with the Offering, the Company has filed a prospectus supplement, which includes the following updated risk factor and supplements the corresponding risk factor included in the Company’s most recent Annual Report on Form 10-K for the fiscal year ended September 30, 2020 filed with the Securities and Exchange Commission on November 20, 2020.

Risks Related to the COVID-19 Pandemic

The COVID-19 pandemic and other future public health crises or pandemics could materially and adversely affect our business, results of operations and financial condition.

The COVID-19 pandemic has caused a global economic slowdown, as efforts to control the spread of the virus have resulted in mandatory closures of certain businesses, “shelter in place” and “stay at home” orders forcing employees to work remotely, significant travel restrictions and global supply chain disruptions. Given the evolving nature of this unprecedented pandemic, the ultimate impact on our operations cannot be reasonably estimated at this time. The pandemic and the measures implemented to control its spread have impacted and will likely continue to impact certain of our customers’ and suppliers’ operations, some of whom may face extended financial hardships. Depending on the extent of the impact, this could decrease customer demand for our products and services, limit our access to our customers’ sites and put at risk our ability to collect from customers amounts due for products and services provided to them. Similarly, it could limit our suppliers’ ability to provide to us the materials that we need to manufacture and deliver certain products to our customers, in which case we may need to seek alternate suppliers, which could result in cost increases and delays in shipments. These impacts on our customers and suppliers could negatively affect our liquidity, sales and profitability and have a material adverse effect on our overall business and financial condition.

The COVID-19 pandemic has also heightened risks associated with our internal operations. Our service technicians enter high-risk areas such as hospitals and testing laboratories. Although we are closely monitoring and following guidance from public health officials related to personal safety, preventative measures and personal protective equipment, these service technicians are at greater risk of exposure to the virus. Recently, as the number of reported cases of COVID-19 has increased globally, we have seen an increase in the number of reported cases among our employee population. An outbreak among our service technician population or an outbreak among employees at any of our facilities, which may require us to suspend or reduce operations at that facility, could have a material adverse effect on our overall business and financial condition. We may also experience decreased productivity due to fear among our employees to return to work at our service branches, manufacturing facilities and office locations as a result of the pandemic. Additionally, a large number of our employees are working remotely as a result of restrictions imposed to control the spread of the virus. Although we have taken these measures, increased COVID-19 diagnoses may require us to take additional measures, including quarantine, remote working, shift working and facility closures, which could result in decreased  productivity and employee efficiency and increased cyber-security risk, each of which could have a material adverse effect on our overall business and financial condition.

The equity markets in the United States have experienced volatility due to the COVID-19 pandemic and as a result, the market price of our common stock may decline. Additionally, any increased uncertainty may result in a sustained global recession and may impact our ability to access the capital markets and our usual sources of liquidity on reasonable terms, or at all.

The future impact of this pandemic is highly uncertain and cannot be predicted. If COVID-19 continues to spread, or if the duration of the disruption is prolonged, our business, financial condition, results of operations or prospects could be materially adversely affected. Even after the COVID-19 outbreak has subsided, we may continue to experience impacts to our business and our financial results in subsequent periods due to the pandemic’s impact on the global economy and on certain markets that we serve. Because this pandemic is unprecedented and continuously evolving, COVID-19 may also affect our operating and financial results in a manner that is not presently known to us or not presently considered to be a significant risk to our operations.

The information in this Form 8-K pursuant to Item 8.01 is not an offer or the solicitation of an offer to buy securities.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release of Evoqua Water Technologies Corp. dated December 1, 2020.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2020		EVOQUA WATER TECHNOLOGIES CORP.

	By:	/s/ Benedict J. Stas
Benedict J. Stas
Executive Vice President, Chief Financial Officer & Treasurer